As filed with the Securities and Exchange Commission on November 10, 2020.

Registration No. 333-249992

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Vital Farms, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	2000	27-0496985
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

3601 South Congress Avenue

Suite C100

Austin, Texas 78704

(877) 455-3063

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Russell Diez-Canseco

President and Chief Executive Officer

Vital Farms, Inc.

3601 South Congress Avenue

Suite C100

Austin, Texas 78704

(877) 455-3063

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Nicole Brookshire Darren DeStefano Jaime L. Chase Shauna Bracher Cooley LLP 55 Hudson Yards New York, NY 10001 (212) 479-6000	Jason Dale Chief Operating Officer and Chief Financial Officer Vital Farms, Inc. 3601 South Congress Avenue Suite C100 Austin, TX 78704 (877) 455-3063	Marc Jaffe Cathy Birkeland Alexa Berlin Latham & Watkins LLP 885 Third Avenue New York, NY 10022 (212) 906-1200

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-1 of Vital Farms, Inc. (File No. 333-249992) (the “Registration Statement”) is being filed solely for the purpose of filing the eXtensible Business Reporting Language (XBRL) exhibits as indicated in Part II, Item 16 of this Amendment. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16, the signature pages to this Amendment and the filed exhibits. Part I, consisting of the preliminary prospectus, and the balance of Part II of the Registration Statement are unchanged and have been omitted from this Amendment.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

(a) Exhibits.

The following exhibits are included herein or incorporated herein by reference:

Exhibit Number	Description

1.1†	Form of Underwriting Agreement.

3.1	Amended and Restated Certificate of Incorporation, as currently in effect (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-39411), filed with the Commission on August 4, 2020).

3.2	Amended and Restated Bylaws, as currently in effect (incorporated herein by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K (File No. 001-39411), filed with the Commission on August 4, 2020).

4.1	Form of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-1/A (File No. 333-239772), filed with the Commission on July 24, 2020).

5.1†	Opinion of Cooley LLP.

10.1	Ninth Amended and Restated Stockholders Agreement, by and among the Company and certain of its stockholders, dated July 6, 2020 (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.2+	2013 Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.3+	Forms of Grant Notice, Stock Option Agreement and Stock Purchase Agreement under the 2013 Incentive Plan (incorporated herein by reference to Exhibit 10.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.4+	2020 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form S-8 (File No. 333-240258), filed with the Commission on July 31, 2020).

10.5+	Forms of Grant Notice, Stock Option Agreement and Notice of Exercise under the 2020 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.6+	Forms of Employee Restricted Stock Unit Grant Notice and Award Agreement under the 2020 Equity Incentive (incorporated herein by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.7+	Forms of Non-Employee Director Restricted Stock Unit Grant Notice and Award Agreement under the 2020 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.8+	2020 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.12 to the Registrant’s Registration Statement on Form S-8 (File No. 333-240258), filed with the Commission on July 31, 2020).

10.9+	Form of Indemnity Agreement, by and between the Registrant and each director and executive officer (incorporated herein by reference to Exhibit 10.9 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.10+	Non-Employee Director Compensation Policy (incorporated herein by reference to Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q (File No. 333-39411), filed with the Commission on September 10, 2020).

10.11+	Amended and Restated Employment Agreement between the Registrant and Russell Diez-Canseco, dated as of July 9, 2020 (incorporated herein by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.12+	Amended and Restated Offer Letter between the Registrant and Jason Dale, dated as of July 9, 2020 (incorporated herein by reference to Exhibit 10.12 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.13+	Amended and Restated Offer Letter between the Registrant and Scott Marcus, dated as of July 7, 2020 (incorporated herein by reference to Exhibit 10.13 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.14+	Offer Letter between the Registrant and Daniel Jones, dated as of January 28, 2020 (incorporated herein by reference to Exhibit 10.14 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.15	Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated October 4, 2017 (incorporated herein by reference to Exhibit 10.15 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.16	First Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated April 13, 2018 (incorporated herein by reference to Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.17	Second Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated April 28, 2018 (incorporated herein by reference to Exhibit 10.17 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.18	Third Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated February 7, 2019 (incorporated herein by reference to Exhibit 10.18 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.19	Fourth Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated February 24, 2020 (incorporated herein by reference to Exhibit 10.19 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.20	Fifth Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated May 11, 2020 (incorporated herein by reference to Exhibit 10.20 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.21	Amended and Restated Revolving Credit Note executed and delivered by the Registrant and the Borrowers party thereto, dated May 11, 2020 (incorporated herein by reference to Exhibit 10.21 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.22	Sixth Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated June 18, 2020 (incorporated herein by reference to Exhibit 10.22 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.23	Amended and Restated Term Loan Note executed and delivered by the Registrant and the Borrowers party thereto, dated June 18, 2020 (incorporated herein by reference to Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

10.24	Seventh Amendment to Revolving Credit, Term Loan and Security Agreement, by and between the Registrant, the Borrowers party thereto, the Lenders party thereto and PNC Bank, National Association (as Lender and as Agent), dated July 8, 2020 (incorporated herein by reference to Exhibit 10.24 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

16.1†	Letter from RSM US LLP to the Securities and Exchange Commission, dated November 10, 2020.

21.1	List of Subsidiaries of Registrant (incorporated herein by reference to Exhibit 21.1 to the Registrant’s Registration Statement on Form S-1 (File No. 333-239772), filed with the Commission on July 9, 2020).

23.1†	Consent of KPMG LLP, independent registered public accounting firm.

23.2†	Consent of Cooley LLP (included in Exhibit 5.1).

24.1†	Power of Attorney (included on signature page to this registration statement).

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

†	Previously filed.
+	Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Austin, Texas, on November 10, 2020.

VITAL FARMS, INC.

By:	/s/ Russell Diez-Canseco
Name:	Russell Diez-Canseco
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Russell Diez-Canseco Russell Diez-Canseco	President, Chief Executive Officer and Director (Principal Executive Officer)	November 10, 2020

/s/ Jason Dale Jason Dale	Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)	November 10, 2020

* Matthew O’Hayer	Executive Chairman and Director	November 10, 2020

* Brent Drever	Director	November 10, 2020

* Glenda Flanagan	Director	November 10, 2020

* Kelly Kennedy	Director	November 10, 2020

* Karl Khoury	Director	November 10, 2020

* Denny Marie Post	Director	November 10, 2020

* Gisel Ruiz	Director	November 10, 2020

*By:	/s/ Jason Dale
Attorney- in-Fact